[logo - American Funds (r)]

                                         The right choice for the long term (SM)

The Investment
Company of America (r)

Annual Meeting of shareholders -- August 11, 2005

IMPORTANT NOTICE

The annual meeting of shareholders of The Investment Company of America will take place on August 11, 2005.

You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by the Internet, by telephone or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope. Unless you plan to attend the meeting in person, you must respond in one of these ways in order for your vote to be counted.

No matter how many shares you own, your vote is important. We encourage you to read the attached Proxy Statement in full. Mutual funds are required to obtain shareholders' approval for certain issues. As a shareholder, you have a right to vote on these issues.

PLEASE DON'T HESITATE. VOTE YOUR SHARES TODAY. YOUR PROMPT RESPONSE WILL HELP REDUCE PROXY COSTS -- WHICH ARE PAID FOR BY THE FUND -- AND WILL ALSO HELP YOU AVOID RECEIVING FOLLOW-UP TELEPHONE CALLS OR MAILINGS. VOTING BY THE INTERNET OR TELEPHONE LOWERS PROXY COSTS EVEN FURTHER.

IMPORTANT VOTING INFORMATION INSIDE.

The Investment Company of America

NOTICE OF MEETING OF SHAREHOLDERS
AUGUST 11, 2005

TO THE SHAREHOLDERS OF THE INVESTMENT COMPANY OF AMERICA:

The annual meeting of shareholders of The Investment Company of America (the "fund") will be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Thursday, August 11, 2005 at 9:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

1. The election of a Board of 13 Directors.

2. To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on June 13, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR CAST YOUR VOTE BY TELEPHONE OR THE INTERNET. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. IF YOU OWNED SHARES IN MORE THAN ONE CLASS OF THE FUND AS OF THE RECORD DATE OF JUNE 13, 2005, YOU MAY RECEIVE MORE THAN ONE PROXY CARD. PLEASE BE CERTAIN TO VOTE EACH PROXY CARD YOU RECEIVE.

By order of the Board of Directors,

Vincent P. Corti
Secretary

June 23, 2005

IMPORTANT
You can help the fund avoid the expense of follow-up letters to ensure a quorum by promptly voting your shares by mail, telephone or the Internet. If voting by mail, please mark, sign, date and return the enclosed proxy card(s). The enclosed envelope requires no postage if mailed in the United States. To vote by telephone or the Internet, please follow the instructions that appear on the enclosed insert.

The Investment Company of America
333 South Hope Street, Los Angeles, California 90071

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
AUGUST 11, 2005

The enclosed proxy is solicited by the Board of Directors of the fund in connection with the meeting of shareholders to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Thursday, August 11, 2005 at 9:00 a.m., local time. As discussed more fully below, shareholders of the fund are being asked to vote on a proposal to elect 13 directors. The Board knows of no business other than the election of directors that will be presented for consideration at the annual meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

If you complete, sign and mail the enclosed proxy card in the postage-paid envelope provided or record your vote via telephone or the Internet in time to be voted at the meeting, your shares will be voted exactly as you instruct. If you simply sign the proxy card, without otherwise completing it, your shares will be voted "for" the below nominated directors. Your vote can be revoked at any time before its exercise, either by filing with the fund a written notification of revocation, by delivering a duly executed proxy card or a telephonic or Internet vote bearing a later date, or by attending the meeting and voting in person. All shares that are voted and votes to "withhold" are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, as will broker "non-votes" (i.e. proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares). However, broker non-votes are not counted as part of the vote necessary to approve the proposals. This Proxy Statement and proxy card was first mailed to shareholders on or about June 23, 2005.

The fund is a fully managed, diversified, open-end investment company that issues multiple classes of shares. Each share class represents an interest in the same investment portfolio of securities, but each class has its own sales charge and expense structure (please refer to the fund's prospectus for more information). Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. There is no provision for cumulative voting and the number of shares outstanding equals the number of votes to which each respective class is entitled. At the close of business on June 13, 2005, the record date fixed by the Board of Directors for determination of shareholders entitled to notice of and to

                                             The Investment Company of America 1
vote at the meeting, the outstanding share balances for the various classes of shares were as follows:

CLASS           SHARES OUTSTANDING            CLASS             SHARES OUTSTANDING
-----------------------------------------------------------------------------------------
A                           2,106,357,001    529-E                                998,841
-----------------------------------------------------------------------------------------
B                             121,263,755    529-F                                200,242
-----------------------------------------------------------------------------------------
C                              90,842,352    R-1                                  883,804
-----------------------------------------------------------------------------------------
F                              40,392,169    R-2                               13,507,761
-----------------------------------------------------------------------------------------
529-A                          23,143,964    R-3                               18,722,666
-----------------------------------------------------------------------------------------
529-B                           5,515,492    R-4                                6,451,960
-----------------------------------------------------------------------------------------
529-C                           6,918,063    R-5                               46,715,672
-----------------------------------------------------------------------------------------

The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. CollegeAmerica account owners are technically not shareholders of the fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to fund shares.

Attached as Appendix A is a table that identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of June 13, 2005.

With respect to the election of directors, assuming a quorum is present at the meeting, the 13 nominees receiving the highest number of votes will be elected. If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

PROPOSAL 1: ELECTION OF DIRECTORS

Thirteen directors are to be elected at the meeting, each to hold office until the next annual meeting and until a successor is elected and qualified. Each of the nominees for director were elected by shareholders at their last Annual Meeting in 2004. Paul G. Haaga, Jr., a director since 2002, and James F. Rothenberg, a director since 2000, are not standing for re-election, however, Mr. Rothenberg will continue to serve as President of the fund. Each of the nominees has agreed to serve as director if elected. If any unforeseen event prevents one or more of the nominees from serving as director, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board of Directors shall recommend. The table below sets forth certain information regarding the nominees.

2 The Investment Company of America

                               BOARD OF DIRECTORS

                                                                                                         NUMBER OF PORTFOLIOS
                                                     YEAR FIRST                                            WITHIN THE FUND
                                      POSITION        ELECTED A                                               COMPLEX(1)
                                        WITH         DIRECTOR OF         PRINCIPAL OCCUPATION(S)             OVERSEEN BY
NAME AND AGE                          THE FUND        THE FUND           DURING PAST FIVE YEARS                DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
Louise H. Bryson                      Director          1999        Executive Vice President,                      1
61                                                                  Distribution and Business
                                                                    Development, Lifetime Television;
                                                                    Director and former Chairman,
                                                                    KCET -- Los Angeles (public
                                                                    television station); former
                                                                    Senior Vice President, FX
                                                                    Networks LLC: Fox Inc.
-----------------------------------------------------------------------------------------------------------------------------
Mary Anne Dolan                       Director          2000        Founder and President,                         3
58                                                                  M.A.D., Inc. (communications
                                                                    company); former Editor-in-Chief,
                                                                    THE LOS ANGELES HERALD EXAMINER
-----------------------------------------------------------------------------------------------------------------------------
Martin Fenton                        Chairman of        2000        Chairman of the Board and CEO,                16
70                                    the Board                     Senior Resource Group LLC
                                                                    (development and management of
                                                                    senior living communities)
-----------------------------------------------------------------------------------------------------------------------------
Leonard R. Fuller                     Director          2002        President and CEO, Fuller                     14
58                                                                  Consulting (financial management
                                                                    consulting firm)
-----------------------------------------------------------------------------------------------------------------------------
Claudio X. Gonzalez Laporte           Director          2001        Chairman of the Board and CEO,                 1
71                                                                  Kimberly-Clark de Mexico, S.A.
-----------------------------------------------------------------------------------------------------------------------------


                                       OTHER DIRECTORSHIPS(2)
NAME AND AGE                              HELD BY DIRECTOR
------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
Louise H. Bryson                  None
61
------------------------------------------------------------------
Mary Anne Dolan                   None
58
------------------------------------------------------------------
Martin Fenton                     None
70
------------------------------------------------------------------
Leonard R. Fuller                 None
58
------------------------------------------------------------------
Claudio X. Gonzalez Laporte       America Movil, S.A. de C.V.;
71                                General Electric Company; Grupo
                                  Alfa, S.A. de C.V.; Grupo Carso,
                                  S.A. de C.V.; Grupo Financiero
                                  Inbursa; Grupo Industrial
                                  Saltillo, S.A. de C.V.; Grupo
                                  Mexico, S.A. de C.V.; The Home
                                  Depot, Inc.; Kellogg Company;
                                  Kimberly-Clark Corporation; The
                                  Mexico Fund
------------------------------------------------------------------

                                             The Investment Company of America 3

                               BOARD OF DIRECTORS

                                                                                                         NUMBER OF PORTFOLIOS
                                                     YEAR FIRST                                            WITHIN THE FUND
                                      POSITION        ELECTED A                                               COMPLEX(1)
                                        WITH         DIRECTOR OF         PRINCIPAL OCCUPATION(S)             OVERSEEN BY
NAME AND AGE                          THE FUND        THE FUND           DURING PAST FIVE YEARS                DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
John G. McDonald                      Director          1976        The Stanford Investors Professor,              8
68                                                                  Graduate School of Business,
                                                                    Stanford University
-----------------------------------------------------------------------------------------------------------------------------
Bailey Morris-Eck                     Director          1993        Director and Programming Chair,                3
60                                                                  WYPR Baltimore/Washington (public
                                                                    radio station); Senior Adviser
                                                                    (London), FINANCIAL NEWS; Senior
                                                                    Fellow, Institute for
                                                                    International Economics
-----------------------------------------------------------------------------------------------------------------------------
Richard G. Newman                     Director          1996        Chairman of the Board and CEO,                13
70                                                                  AECOM Technology Corporation
                                                                    (engineering, consulting and
                                                                    professional technical services)
-----------------------------------------------------------------------------------------------------------------------------
Olin C. Robison                       Director          1987        President of the Salzburg                      3
69                                                                  Seminar; President Emeritus,
                                                                    Middlebury College
-----------------------------------------------------------------------------------------------------------------------------
William J. Spencer                    Director          1997        Chairman of the Board and CEO,                 1
74                                                                  SEMATECH (research and
                                                                    development consortium); Trustee,
                                                                    William Jewell College; Trustee,
                                                                    Associated Universities, Inc.
-----------------------------------------------------------------------------------------------------------------------------


                                       OTHER DIRECTORSHIPS(2)
NAME AND AGE                              HELD BY DIRECTOR
-------------------------------------------------------------------
John G. McDonald                  iStar Financial, Inc.; Plum Creek
68                                Timber Co.; Scholastic
                                  Corporation; Varian, Inc.
-------------------------------------------------------------------
Bailey Morris-Eck                 The Nevis Fund, Inc.
60
-------------------------------------------------------------------
Richard G. Newman                 Sempra Energy; Southwest Water
70                                Company
-------------------------------------------------------------------
Olin C. Robison                   American Shared Hospital Services
69
-------------------------------------------------------------------
William J. Spencer                None
74
-------------------------------------------------------------------

4 The Investment Company of America

                               BOARD OF DIRECTORS

                                                                         PRINCIPAL OCCUPATION(S)
                                                                         DURING PAST FIVE YEARS          NUMBER OF PORTFOLIOS
                                                     YEAR FIRST          AND POSITIONS HELD WITH           WITHIN THE FUND
                                      POSITION        ELECTED A          AFFILIATED ENTITIES OR               COMPLEX(1)
                                        WITH         DIRECTOR OF        THE PRINCIPAL UNDERWRITER            OVERSEEN BY
NAME AND AGE                          THE FUND        THE FUND                 OF THE FUND                     DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS(3)
James B. Lovelace                    Senior Vice        2000        Senior Vice President and                      2
49                                  President and                   Director, Capital Research and
                                      Director                      Management Company
-----------------------------------------------------------------------------------------------------------------------------
Donald D. O'Neal                     Senior Vice        2001        Senior Vice President, Capital                 2
44                                  President and                   Research and Management Company
                                      Director
-----------------------------------------------------------------------------------------------------------------------------
R. Michael Shanahan                 Vice Chairman       1998        Chairman of the Board, Capital                 2
66                                  of the Board                    Research and Management Company;
                                                                    Director, American Funds
                                                                    Distributors, Inc.;(4) Chairman
                                                                    of the Board, The Capital Group
                                                                    Companies, Inc.;(4) Chairman of
                                                                    the Board, Capital Management
                                                                    Services, Inc.;(4) Director,
                                                                    Capital Strategy
                                                                    Research, Inc.(4)
-----------------------------------------------------------------------------------------------------------------------------


                                       OTHER DIRECTORSHIPS(2)
NAME AND AGE                              HELD BY DIRECTOR
-------------------------------------------------------------------
"INTERESTED"
DIRECTORS(3)
James B. Lovelace                 None
49
-------------------------------------------------------------------
Donald D. O'Neal                  None
44
-------------------------------------------------------------------
R. Michael Shanahan               None
66
-------------------------------------------------------------------


(1) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,-Registered Trademark- which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(2) This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(3) "Interested persons," within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(4)  Company affiliated with Capital Research and Management Company.

                                             The Investment Company of America 5

DIRECTOR COMPENSATION

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the investment adviser or its affiliates. Effective July 1, 2004, the fund pays to Directors who are not affiliated with the investment adviser: (a) fees of $2,000 for each Board of Directors meeting attended, (b) $1,000 for each meeting attended as a member of a committee of the Board of Directors and (c) annual fees of either $50,000 (if the Director also receives compensation as a member of the Board of another fund advised by the investment adviser and the other Board typically meets separately from the fund's Board of Directors), or $60,000 (for all other unaffiliated Directors).

                        COMPENSATION AND FUND OWNERSHIP

                                                                   TOTAL COMPENSATION (INCLUDING
                                                                        VOLUNTARILY DEFERRED
                                                                   COMPENSATION(1) FROM ALL FUNDS
                                    AGGREGATE COMPENSATION               MANAGED BY CAPITAL
                                (INCLUDING VOLUNTARILY DEFERRED       RESEARCH AND MANAGEMENT          DOLLAR RANGE(3)
                                   COMPENSATION(1)) FROM THE        COMPANY OR ITS AFFILIATES(2)        OF FUND SHARES
                                 FUND DURING FISCAL YEAR ENDED        DURING FISCAL YEAR ENDED           OWNED AS OF
NAME                                   DECEMBER 31, 2004                 DECEMBER 31, 2004            DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
Louise H. Bryson                            $71,000(4)                        $71,000(4)                Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Mary Anne Dolan                              67,500                           121,500                   Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Martin Fenton                                64,375(4)                        245,620(4)              $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------------
Leonard R. Fuller                            64,356                           183,115                 $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------------
Claudio X. Gonzalez Laporte                  69,000(4)                         69,000(4)                Over $100,000
-------------------------------------------------------------------------------------------------------------------------
John G. McDonald                             80,625(4)                        306,749(4)                Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Bailey Morris-Eck                            65,832                           121,000                 $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------------------
Richard G. Newman                            79,382                           151,620                   Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Olin C. Robison                              68,832(4)                        124,000(4)                Over $100,000
-------------------------------------------------------------------------------------------------------------------------
William J. Spencer                           88,000(4)                         88,000(4)                Over $100,000
-------------------------------------------------------------------------------------------------------------------------


                                  AGGREGATE DOLLAR RANGE(3)
                                   OF SHARES OWNED IN ALL
                                    FUNDS IN THE AMERICAN
                              FUNDS FAMILY OVERSEEN BY DIRECTOR
NAME                               AS OF DECEMBER 31, 2004
-------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
Louise H. Bryson                        Over $100,000
-------------------------------------------------------------------
Mary Anne Dolan                         Over $100,000
-------------------------------------------------------------------
Martin Fenton                           Over $100,000
-------------------------------------------------------------------
Leonard R. Fuller                    $50,001 - $100,000
-------------------------------------------------------------------
Claudio X. Gonzalez Laporte             Over $100,000
-------------------------------------------------------------------
John G. McDonald                        Over $100,000
-------------------------------------------------------------------
Bailey Morris-Eck                       Over $100,000
-------------------------------------------------------------------
Richard G. Newman                       Over $100,000
-------------------------------------------------------------------
Olin C. Robison                         Over $100,000
-------------------------------------------------------------------
William J. Spencer                      Over $100,000
-------------------------------------------------------------------

6 The Investment Company of America

                        COMPENSATION AND FUND OWNERSHIP

                                                                   TOTAL COMPENSATION (INCLUDING
                                                                        VOLUNTARILY DEFERRED
                                                                   COMPENSATION(1) FROM ALL FUNDS
                                    AGGREGATE COMPENSATION               MANAGED BY CAPITAL
                                (INCLUDING VOLUNTARILY DEFERRED       RESEARCH AND MANAGEMENT          DOLLAR RANGE(3)
                                   COMPENSATION(1)) FROM THE        COMPANY OR ITS AFFILIATES(2)        OF FUND SHARES
                                 FUND DURING FISCAL YEAR ENDED        DURING FISCAL YEAR ENDED           OWNED AS OF
NAME                                   DECEMBER 31, 2004                 DECEMBER 31, 2004            DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS(5)
James B. Lovelace                              None(6)                           None(6)                Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Donald D. O'Neal                               None(6)                           None(6)                Over $100,000
-------------------------------------------------------------------------------------------------------------------------
R. Michael Shanahan                            None(6)                           None(6)                Over $100,000
-------------------------------------------------------------------------------------------------------------------------


                                  AGGREGATE DOLLAR RANGE(3)
                                   OF SHARES OWNED IN ALL
                                    FUNDS IN THE AMERICAN
                              FUNDS FAMILY OVERSEEN BY DIRECTOR
NAME                               AS OF DECEMBER 31, 2004
-------------------------------------------------------------------
"INTERESTED" DIRECTORS(5)
James B. Lovelace                       Over $100,000
-------------------------------------------------------------------
Donald D. O'Neal                        Over $100,000
-------------------------------------------------------------------
R. Michael Shanahan                     Over $100,000
-------------------------------------------------------------------

(1) Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1999. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the Directors.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The
     amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
(4) Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2004 fiscal year for participating Directors is as follows: Louse H. Bryson ($385,217), Martin Fenton ($42,341), Claudio X. Gonzalez Laporte ($253,071), John G. McDonald ($1,142,581), Olin C. Robison ($420,548) and
     William J. Spencer ($739,301). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.
(5) "Interested persons" within the meaning of the Investment Company Act of 1940 on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(6) No compensation is paid by the fund to any Director who is affiliated with the investment adviser.

                                             The Investment Company of America 7

The fund has an Audit Committee comprised of Louise H. Bryson, Mary Anne Dolan, Martin Fenton, Leonard R. Fuller, Claudio X. Gonzalez Laporte, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and William J. Spencer, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The function of the Audit Committee is oversight of the fund's
(1) accounting and financial reporting policies and practices, (2) internal controls over financial reporting and (3) financial statements. The Audit Committee acts as a liaison between the fund's independent registered public accounting firm (who report directly to the Audit Committee) and the full Board of Directors. Three Audit Committee meetings were held during the fiscal year ended December 31, 2004.

The fund has a Nominating Committee comprised of Louise H. Bryson, John G. McDonald and Olin C. Robison, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Nominating Committee has adopted a charter setting forth its primary duties. Although the charter is not available on the fund's website, it has been attached as Appendix B. The Nominating Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Nominating Committee also evaluates, selects and nominates independent director candidates to the full Board of Directors. While the Nominating Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee (see also "Shareholder Proposals"). Although there are no specific, minimum qualifications that the Nominating Committee has established for independent director candidates, in evaluating candidates the Nominating Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Nominating Committee will seek to enhance the diversity of Board membership. The Nominating Committee will also consider Board member succession issues. Two Nominating Committee meetings were held during the fiscal year ended
December 31, 2004.

The fund has a Governance and Contracts Committee comprised of all directors who are not considered to be "interested persons" of the fund within the meaning of the 1940 Act. The Governance and Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's

8 The Investment Company of America
affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 adopted under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. The Governance and Contracts Committee periodically considers the responsibilities of Board committees, the continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and makes recommendations to the full Board of Directors with respect to such matters. The Governance and Contracts Committee may also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas and materials and presentations. One Governance and Contracts Committee meeting was held during the fiscal year ended December 31, 2004.

During the 2004 fiscal year, the Board held a total of five meetings.
R. Michael Shanahan was unable to attend two of the five Board meetings due to a temporary illness. All other incumbent directors attended at least 83% of the meetings of the Board and of the Committees of the Board on which he/she served during that time.

                                             The Investment Company of America 9

                                 OTHER OFFICERS

                              PRINCIPAL OCCUPATION(S) DURING      YEAR FIRST
                               PAST FIVE YEARS AND POSITIONS        ELECTED
NAME                           HELD WITH AFFILIATED ENTITIES     AN OFFICER OF
(POSITION WITH FUND)          OR THE PRINCIPAL UNDERWRITER OF     THE FUND(1)
AND AGE                                  THE FUND                -------------
------------------------------------------------------------------------------
James F. Rothenberg           President and Director, Capital        2000
(President)                   Research and Management
58                            Company; Director, American
                              Funds Distributors, Inc.;(2)
                              Director, The Capital Group
                              Companies, Inc.;(2) Director,
                              Capital Group
                              Research, Inc.(2)
------------------------------------------------------------------------------
Gregg E. Ireland              Senior Vice President, Capital         1994
(Senior Vice President)       Research and Management Company
55
------------------------------------------------------------------------------
Joyce E. Gordon               Vice President and Director,           1998
(Vice President)              Capital Research and Management
48                            Company; Senior Vice President,
                              Capital Research Company(2)
------------------------------------------------------------------------------
Anne M. Llewellyn             Associate, Capital Research and        1984
(Vice President)              Management Company
57
------------------------------------------------------------------------------
Vincent P. Corti              Vice President -- Fund Business        1994
(Secretary)                   Management Group, Capital
49                            Research and Management Company
------------------------------------------------------------------------------
Thomas M. Rowland             Senior Vice President, Capital         1998
(Treasurer)                   Research and Management
63                            Company; Senior Vice President,
                              The Capital Group
                              Companies, Inc.;(2) Director,
                              American Funds Service
                              Company(2)
------------------------------------------------------------------------------
R. Marcia Gould               Vice President -- Fund Business        1993
(Assistant Treasurer)         Management Group, Capital
50                            Research and Management Company
------------------------------------------------------------------------------

(1)  Officers of the fund serve until their resignation, removal or retirement.
(2)  Company affiliated with Capital Research and Management Company.


No officer, director or employee of the investment adviser receives any remuneration from the fund. All of the officers listed, with the exception of Anne M. Llewellyn and Thomas M. Rowland, are officers of one or more of the other funds for which Capital Research and Management Company serves as investment adviser. All directors and officers as a group owned beneficially less than 1% of the fund's shares outstanding on June 13, 2005.

The address for all Directors and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California, 90071, Attention: Fund Secretary. Correspondence intended for Directors should be sent to this address.

10 The Investment Company of America

ADDITIONAL INFORMATION
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors (including a majority of directors who are not "interested persons" of the fund as that term is defined in the 1940 Act) has selected PricewaterhouseCoopers LLP ("PwC") to act as the independent registered public accounting firm for the fund for the fiscal year ending December 31, 2005. PwC has served as the fund's independent registered public accounting firm since the fund's inception. No representative of PwC is expected to attend the meeting of shareholders. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of their independent auditors.

The Audit Committee of the Board of Directors of the fund has discussed with PwC representatives the independence of PwC from the fund and its management, including the matters disclosed in the letter from PwC required by Independence Standards Board Standard No. 1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.

Securities and Exchange Commission rules require the disclosure of professional fees billed to the fund, the investment adviser and affiliates of the investment adviser providing services to the fund, during each of the fund's last two fiscal years, as follows:

BILLED TO THE FUND:                                               2003        2004
-------------------------------------------------------------------------------------
Audit fees                                                       $96,000     $107,000
-------------------------------------------------------------------------------------
Audit-related fees                                                  none         none
-------------------------------------------------------------------------------------
Tax fees                                                          10,000       12,000
-------------------------------------------------------------------------------------
  (tax fees consist of professional services relating to the preparation of the fund's tax returns)
-------------------------------------------------------------------------------------
All other fees                                                      none         none
-------------------------------------------------------------------------------------

BILLED TO THE INVESTMENT ADVISER AND ITS AFFILIATES:              2003        2004
------------------------------------------------------------------------------------
  (includes only fees for non-audit services billed to the
  investment adviser and its affiliates that provide ongoing services to the funds for engagements that relate directly to the operations and financial reporting of the fund and
  that were subject to the pre-approval policies described
  below)
------------------------------------------------------------------------------------
Audit-related fees                                                  none        none
------------------------------------------------------------------------------------
Tax fees                                                            none        none
------------------------------------------------------------------------------------
All other fees                                                      none        none
------------------------------------------------------------------------------------

Pre-approval policies: The fund's Audit Committee will pre-approve all audit and permissible non-audit services that the Audit Committee considers compatible with maintaining the accountants' independence. The pre-approval requirement will extend to all non-audit services provided to the fund, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that

                                            The Investment Company of America 11
provides ongoing services to the fund, if the engagement relates directly to the operations and financial reporting of the fund. The Audit Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Audit Committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Audit Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above.

Aggregate non-audit fees paid to the fund's accountants, including fees for all services billed to the investment adviser and affiliates were $10,000 for fiscal year 2003 and $12,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Audit Committee and considered to be compatible with maintaining the accountants' independence.

The amounts shown above do not include amounts paid for audit, audit-related and tax fees rendered to other mutual funds managed by the investment adviser that PwC serves. Billings for these services during the fiscal year ended
December 31, 2004 totaled $1,117,000.

OTHER MATTERS

Neither the persons named in the enclosed proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the fund and its shareholders.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

The fund expects to hold its next annual meeting of shareholders in August 2006. Any shareholder proposal must be submitted in writing to the Secretary of the fund, at the fund's principal executive offices, 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, and received by February 21, 2006 if it is to be considered for inclusion in the fund's 2006 proxy materials. Any such proposals must comply with all the requirements of rule 14a-8 under the Securities Exchange Act of 1934, as amended. Shareholders wishing to suggest candidates to the Nominating Committee for consideration as directors may do so by submitting a written notice to the Secretary of the fund. The notice must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee. For a shareholder to nominate a director candidate for the 2006 annual meeting, notice of the nomination must be received by the fund by February 21, 2006.

12 The Investment Company of America

If a shareholder submits a proposal at the annual meeting of shareholders to be held in 2006 other than in accordance with rule 14a-8, and does not provide notice of such proposal to the fund by May 5, 2006, the holders of any proxy solicited by the fund's Board of Directors for use at such meeting will have discretionary authority to vote with respect to any proposal as to which timely notice is not given.

ANNUAL REPORT DELIVERY

The fund will furnish, without charge, a copy of its most recent annual report and/or semi-annual report, to any shareholder upon request. Such requests should be directed to the Secretary of the fund at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180.

GENERAL INFORMATION

Capital Research and Management Company is the investment adviser to the fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

The enclosed proxy is solicited by and on behalf of the Board of Directors of the fund. The fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and directors of the fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

One copy of this proxy statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this proxy statement, free of charge, write to the Secretary of the fund at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt. If you received a proxy statement for each shareholder who shares your address and would like to receive a single copy of such material in the future, please write to or call at the address and telephone number indicated above.

By order of the Board of Directors,

Vincent P. Corti
Secretary

June 23, 2005

                                            The Investment Company of America 13

Appendix A

                                5% SHAREHOLDERS
                              (AS OF JUNE 1, 2005)

                                                                                 AS %
                                                                               OF SHARES
NAME AND ADDRESS                                   CLASS      SHARES HELD     OUTSTANDING
-----------------------------------------------------------------------------------------
Edward D. Jones & Co.                                 A       367,545,143        17.50
201 Progress Parkway                                  B        14,065,919        11.62
Maryland Heights, MO 63043-3009
-----------------------------------------------------------------------------------------

Citigroup Global Markets, Inc.                        B         7,498,566         6.19
333 West 34th Street                                  C        13,297,573        14.67
New York, NY 10001-2402
-----------------------------------------------------------------------------------------

Merrill Lynch, Pierce, Fenner and Smith Inc.          B         6,764,740         5.59
For the Sole Benefit of its Customers                 C        15,577,100        17.19
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                             F         3,699,628         9.20
101 Montgomery Street
San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------

Hartford Life Insurance Company                     R-1           131,471        14.43
P.O. Box 2999                                       R-3         2,694,448        14.37
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------

Union Bank of California Trust                      R-1            79,052         8.67
P.O. Box 5024
Costa Mesa, CA 92628-5024
-----------------------------------------------------------------------------------------

John Hancock Life Insurance Company USA             R-3         2,391,824        12.76
250 Bloor Street East, 7th Floor
Canada, M4W 1E5
-----------------------------------------------------------------------------------------

Saxon & Co.                                         R-4           685,498        11.32
P.O. Box 7780-1888
Philadelphia, PA 19182-0001
-----------------------------------------------------------------------------------------

Marshall & Ilsley Trust Co.                         R-4           385,064         6.36
1000 N. Water Street
Milwaukee, WI 53202-6648
-----------------------------------------------------------------------------------------

State Street Bank & Trust Co. TTEE                  R-5        34,679,688        74.63
105 Rosemont Boulevard
Westwood MA 02090-2318
-----------------------------------------------------------------------------------------

Vanguard Fiduciary Trust                            R-5         2,437,574         5.25
P.O. Box 2600
Valley Forge, PA 19482-2600

Appendix B

                       THE INVESTMENT COMPANY OF AMERICA
                                  (THE "FUND")
                          NOMINATING COMMITTEE CHARTER

I. COMMITTEE ORGANIZATION

The Nominating Committee ("the COMMITTEE"), a committee established by the Board of Directors (the "BOARD"), will be comprised solely of members of the Board who are not considered "interested persons" of the fund under the Investment Company Act of 1940 (the "ACT"), and who are otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the fund, or be a former officer or director of Capital Research and Management Company ("CRMC") or any of its affiliates.

The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Committee will be composed of at least three independent directors. The fund's Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. The Committee may ask independent legal counsel, representatives of CRMC or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

II. DUTIES AND RESPONSIBILITIES

The Committee will:

 (a) Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent director skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession issues.

 (b) Identify and screen independent director candidates for appointment to the Board, and submit final recommendations to the full Board for approval. If the fund has an Advisory Board, the Committee will perform a similar function in relation to the Advisory Board.(1) The Committee will, in identifying and screening candidates, adhere to the policies and objectives it has previously formulated concerning independent director skills and characteristics.

 (c) Review independent director (and, if applicable, Advisory Board member) compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board.(2)

 (d) Review materials, including information drawn from independent director questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest.

 (e) Make recommendations to the full Board concerning the appointment of independent directors to the Board's committees. The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.(3)

III. AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent directors.

Independent legal counsel to the independent directors will serve as independent legal counsel to the Committee.

---------------------

 (1) Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise. As part of the identification and screening process, the Committee may consider candidates CRMC suggests, and may involve CRMC representatives in screening candidates. However, the decision to approve candidates for submission to the Board (or Advisory Board, if applicable) will be made exclusively by the Committee.

 (2) Director compensation recommendations may take into account the size of the Fund, the demands placed on the independent directors, the practices of other mutual fund groups, the need to attract and retain qualified independent directors, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

 (3) Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual directors, and their roles on the boards and board committees of other funds managed by CRMC. Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

IV. POLICIES AND PROCEDURES

The Committee's policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

 (a) Provide oversight regarding the orientation of new independent directors.(4) The Committee Chair will designate an experienced independent director to assist, and be available to, each new independent director during his or her first year of service on the Board.

 (b) Consider, at such times as the Committee may deem appropriate, whether the composition of the Board, its committees (and, if applicable, the fund's Advisory Board) reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee may also consider, as appropriate, Board member attendance.

 (c) Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

---------------------

 (4) It is expected that orientation materials will be provided to each new director and one or more orientation sessions arranged. These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund directors and their role in overseeing mutual fund investments and operations. Orientation sessions may be facilitated by or include members of the Committee, representatives of CRMC and/or independent legal counsel, as appropriate. New independent directors are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

[logo - American Funds (r)]

                                         The right choice for the long term (SM)

[RECYCLE LOGO]
 Printed on recycled paper.

--------------------------------------------------------------------------------

THE CAPITAL GROUP COMPANIES
American Funds   Capital Research and Management  Capital International    Capital Guardian   Capital Bank and Trust

[logo - American Funds (r)]

                                                                      PROXY CARD

                        THE INVESTMENT COMPANY OF AMERICA

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 11, 2005


The undersigned  hereby appoints Vincent P. Corti,  Paul G. Haaga, Jr. and Gregg
E. Ireland, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Thursday August 11, 2005 at 9:00 a.m., on all matters coming before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY. WHEN PROPERLY COMPLETED, IT WILL BE VOTED EXACTLY AS YOU INSTRUCT. IF YOU SIGN AND RETURN THIS PROXY, WITHOUT OTHERWISE COMPLETING IT, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

CAPITAL BANK AND TRUST
COMPANY AS TRUSTEE

/s/ Thomas J. Hamblin
AUTHORIZED OFFICER



NOTE:  PLEASE SIGN  EXACTLY AS YOUR  NAME(S)  APPEAR ON THIS CARD.  JOINT OWNERS
SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.


Signature

Signature of joint owner, if any

Date

ICA_15329

[logo - American Funds (r)]

                                                                      PROXY CARD

                        THE INVESTMENT COMPANY OF AMERICA

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 11, 2005


The undersigned  hereby appoints Vincent P. Corti,  Paul G. Haaga, Jr. and Gregg
E. Ireland, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Thursday August 11, 2005 at 9:00 a.m., on all matters coming before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY. WHEN PROPERLY COMPLETED, IT WILL BE VOTED EXACTLY AS YOU INSTRUCT. IF YOU SIGN AND RETURN THIS PROXY, WITHOUT OTHERWISE COMPLETING IT, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192




NOTE:  PLEASE SIGN  EXACTLY AS YOUR  NAME(S)  APPEAR ON THIS CARD.  JOINT OWNERS
SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.


Signature

Signature of joint owner, if any

Date

ICA_15329

                        THE INVESTMENT COMPANY OF AMERICA


   TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  X

1. Election of Directors:

                                                                        FOR                 WITHHOLD            FOR ALL
                                                                        ALL                   ALL               EXCEPT
01   Louise H. Bryson                08   Bailey Morris-Eck
02   Mary Anne Dolan                 09   Richard G. Newman             ___                   ___                 ___
03   Martin Fenton                   10   Donald D. O'Neal
04   Leonard R. Fuller               11   Olin C. Robison
05   Claudio X. Gonzalez Laporte     12   R. Michael Shanahan
06   James B. Lovelace               13   William J. Spencer
07   John G. McDonald


To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.


                                    IMPORTANT

   SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING
        FOLLOW-UP LETTERS BY PROMPTLY SIGNING AND RETURNING THIS PROXY.

             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING